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                                  EXHIBIT 10(b)

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of March 13, 2001, by and among PediaNet.com, Inc., a Georgia corporation (the "Company"), and the Initial Holders, being those persons whose signatures appear on the execution pages of this Agreement.

                  In accordance with that certain Agreement and Plan of Reorganization and Merger dated as of February 19, 2001 (the "Merger Agreement"), among the Company, its wholly-owned subsidiary, PediaNet Acquisition Corp., and drpaula.com, Inc. ("drpaula.com"), the stockholders of drpaula.com are being issued shares of Common Stock (as defined below) in exchange for their shares of the capital stock of drpaula.com. The Merger Agreement requires that certain registration rights, as provided herein, be provided to the significant stockholders of drpaula.com.

                  NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the parties to this Agreement hereby agree as follows:

                  1.   Definitions.

                  Capitalized terms used herein without definition shall have their respective meanings set forth in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

                            Advice: See Section 6 hereof.

                            Affiliate: with respect to any Person, any other
Person controlling, controlled by, or under control with such Person. For purposes of this definition, "Control" (including the correlative terms "controlling", "controlled by" and "under control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

                            Common Stock: The common stock, $.001 par value, of
the Company.

                            Exchange Act: U.S. Securities Exchange Act of 1934,
as amended from time to time.

                           Initial Date:  One year after the date hereof.

                           Initial Holders: Collectively, Acorn Technology
Fund, L.P.,


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Harold Engel, Paula M. Elbirt, M.D., and Alan G. Cohen.

                           Losses:  See Section 7 hereof.

                           Merger Agreement: As such term is defined in the
second paragraph of this Agreement.

                           Person: Any individual, sole proprietorship,
partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof) or any juridical entity of any kind or nature whatsoever.

                           Piggyback Registration:  See Section 3 hereof.

                           Prospectus: The prospectus included in any
Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                           Registrable Securities: The Common Stock acquired
pursuant to the Merger Agreement, until (i) it is effectively registered under the Securities Act and disposed of in accordance with a registration statement,
(ii) it is permitted to be sold by the holder thereof (x) within a period of three months pursuant to Rule 144, or (y) pursuant to Rule 144(k), or (iii) it is distributed to the public pursuant to Rule 144.

                           Registration Statement: Any registration statement of
the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                           Rule 144: Rule 144 under the Securities Act, as such
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                           SEC:  U.S. Securities and Exchange Commission.

                           Securities Act: U.S. Securities Act of 1933, as
amended from time to time.

                           Underwritten registration or underwritten offering: A
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                           2. Holders of Registrable Securities.

                           A Person is deemed to be a holder of Registrable
Securities whenever such Person is the record owner of Registrable Securities.

                           3. Piggyback Registration.

                           (a) Right to Piggyback. If, at any time after the
Initial Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-8 or any successor form thereto, (ii) filed solely in connection with an offering made solely to one or more employees of the Company, or (iii) a Form S-4 or any successor form thereto), whether or not for its own account, then the Company shall give written notice of such proposed filing to the holders of Registrable Securities at least thirty days before the anticipated filing date. Such notice shall offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. The holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                           (b) Priority on Piggyback Registrations. The Company
shall cause the managing underwriter of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter of such offering delivers an opinion to the holders of Registrable Securities that the total amount of securities which such holders, the Company and any other Persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then:

                                    (i) If such Piggyback Registration is a
primary registration on behalf of the Company, the Company shall include in such
Registration: (x) first, up to the full number of securities of the Company which the Company seeks to register, and (y) second, the amount of Registrable Securities and securities proposed to be sold by any other Person in excess of the amount of securities the Company seeks to register that, in the opinion of such managing underwriting or underwriters, can be sold (allocated pro rata among the holders of such Registrable Securities and such other persons on the basis of the dollar amount of securities requested to be included therein); and

                                    (ii) if such Piggyback Registration is an
underwritten registration on behalf of holders of securities of the Company other than Registrable Securities, the Company shall include in such registration: (x) first, up to the full number of securities of such Persons exercising "demand" registration rights that in the opinion of such managing underwriter or underwriters can be sold or allocated among such holders as they may otherwise so determine, and (y) second, the amount of Registrable Securities and securities proposed to be sold by any other Person (including the Company) in excess of the amount of securities such Persons exercising "demand" registration rights propose to sell that, in the opinion of such managing underwriter or underwriters, can be sold (allocated pro rata among the holders of such Registrable Securities and such other Persons on the basis of the dollar amount of securities requested to be included therein).

                  4.   Hold-Back Agreements.

                                    Each holder of Registrable Securities whose
Registrable Securities are covered by a Registration Statement for an underwritten offering filed pursuant to Section 3 hereof, agrees not to effect any public sale or distribution of any of the Company's equity securities, including a sale pursuant to Rule 144 (except as part of such underwritten registration), during the 7-day period prior to, and during the 120-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, if such holder is requested (pursuant to a timely written notice) by the managing underwriter in an underwritten offering. In addition, each holder of Registrable Securities shall enter into any other hold back agreement requested by the managing underwriters of any underwritten offering; provided, that such holders shall not be required to enter into such agreement unless the holders of the majority of the Company's Common Stock and the Company's officers and directors similarly agree.

                  5.   Registration Procedures.

                  In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                           (a) Prepare and file with the SEC a Registration
Statement or Registration Statements on any appropriate Form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and such underwriters, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel or the managing underwriter, if any, shall reasonably object on a timely basis.

                           (b) Prepare and file with the SEC such amendments and
post-effective amendments to each Registration Statement as may be necessary; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

                           (c) Notify the selling holders of Registrable
Securities, their counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 5(m) (including any underwriting agreement) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                           (d) Use every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the

Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                           (e) If requested by the managing underwriters, if
any, or any holder of Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holder agree should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement.

                           (f) Furnish to each selling holder of Registrable
Securities, their counsel and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC.

                           (g) Deliver to each selling holder of Registrable
Securities, their counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                           (h) Prior to any public offering of Registrable
Securities, to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                           (i) Cooperate with the selling holders of Registrable
Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be registered in such names as the managing underwriters, if any, may designate at least two business days prior to any sale of Registrable Securities to the underwriters.

                           (j) Cause the Registrable Securities covered by the
applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

                           (k) Upon the occurrence of any event contemplated by
paragraph 5(c)(vi) or 5(c)(vii) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (l) Cause all Registrable Securities covered by such
Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market System of Nasdaq if the securities so qualify; in each case, if requested by the holders of a majority of shares of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

                           (m) Enter into such agreements (including an
underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) use its best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority the Registrable Securities being sold) addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings;
(iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or, as and to the extent required thereunder.

                           (n) Make available for inspection by a representative
of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities or (iii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

                           (o) Comply with all applicable rules and regulations
of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and
(ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

                  6.  Registration Expenses.

                           All fees and expenses incident to the performance of
or compliance with this Agreement by the Company (but excluding any underwriting discounts or commissions with respect to the Registrable Securities) shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or "blue sky" laws (including without limitation fees and disbursements of counsel for the underwriters or selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

                  7.  Indemnification.

                           (a) Indemnification by the Company. The Company
shall, without
limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and each other holder of Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of preparation and attorneys' fees (including any attorneys' fees incurred in enforcing this indemnity)) and expenses (collectively, "Losses") to be reimbursed promptly, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein. The Company shall also indemnify each underwriter, selling broker, dealer manager and similar securities industry professional participating in the distribution, and each of their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. The Company shall not be obligated to indemnify or hold harmless any party with respect to any untrue or alleged untrue statement of material fact contained in any preliminary Prospectus, which untrue or alleged untrue statement of material fact is corrected in a final Prospectus or to the extent caused by the failure of a holder to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished a holder with a sufficient number of copies of the same and a holder was legally obligated to make such delivery.

                           (b) Indemnification by Holder of Registrable
Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by such holder to the Company for use in such Registration Statement or Prospectus and that such information was relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

                           (c) Conduct of Indemnification Proceedings. If any
Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such failure. The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 7, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                           (d) Contribution. If the indemnification provided for
in this section is unavailable to an indemnified party under section 7(a) or 7(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement or otherwise. The provisions of this Section 8 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

                  8.  Rule 144.

                  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

                  9.  Miscellaneous.

                           (a) Remedies. In the event of a breach by the Company
of it obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                           (b) Amendments and Waivers. The provisions of this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                           (c) Notices. All notices and other communications
provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                                    (x) if to a holder of Registrable
                           Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Purchaser, the address set forth on his respective signature page attached hereto; and

                                    (y) if to the Company, initially at

                           15 West End Avenue, Brooklyn New York 11235
                           Telecopier Number (718) 332-8050, Attention: Steven Richter, President, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 19(c)

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

                           (d) Owner of Registrable Securities. The Company will
maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

                           (e) Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each current or future holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement (i) until such transferee of any Registrable Security shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations or (ii) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights.

                           (f) Counterparts. This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (g) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (h) GOVERNING LAW: TRIAL BY JURY. THIS AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF ANY PERSON TO COMMENCE ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. SERVICE OF ANY PROCESS HEREUNDER MAY BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED TO EACH PARTY HERETO AT THE ADDRESS SET FORTH IN
SECTION 9(C) ABOVE.

         EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING UNDER THIS AGREEMENT.

                           (i) Severability. If any term, provision, covenant or
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                           (j) Entire Agreement. This Agreement is intended by
the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           PEDIANET.COM, INC.


                                           By: /s/ STEVEN RICHTER
                                              -------------------
                                              Steven Richter
                                              President

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                  IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                    ACORN TECHNOLOGY FUND, L.P.
                    By: Acorn Technology Partners, L.L.C.,
                    Its General Partner


                    By: /s/John Torkelsen
                        --------------------
                    Name:  John Torkelsen
                    Title:  Manager
                    Address for Notice:        5 Vaughn Drive
                                               Princeton, NJ  08540
                                               Fax: (609) 452-4700


                    By:  /s/Harold Engel
                        --------------------
                        Harold Engel
                    Address for Notice:        118 Little Philadelphia Road
                                               Washington, NJ  07883
                                               Washington, NJ  07882
                                               Fax: (908) 689-5054


                    By: /s/Paula Elbirt, M.D.
                        ---------------------
                        Paula Elbirt, M.D.
                     Address for Notice:        150 E. 77th Street
                                                Apt. 6-A
                                                New York, NY  10021
                                                Fax: (212) __________


                     By:  /s/Alan G.Cohen
                          -------------------
                          Alan G. Cohen
                     Address for Notice:        450 Park Avenue
                                                Suite 1001
                                                New York, NY  10022
                                                Fax: (212) 758-6778